Vanguard Small-Cap Growth Index Fund
Summary Prospectus
 April 29, 2021
Admiral™ Shares
Vanguard Small-Cap Growth Index Fund Admiral Shares (VSGAX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 29, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.